                                    EXHIBIT C

                         OPINION AND CONSENT OF ACTUARY

         On behalf of AIG Life Insurance Company, I hereby consent to the inclusion of the Table of Minimum Premiums and Surrender Charge Premiums in a Registration Statement of Form S-6 registering Variable Life Insurance Policies.

                              /s/ Michael J. Burns, FSA, MAAA
                              ---------------------------
                              Michael J. Burns, FSA, MAAA

Dated:  April 30, 1999

                                    EXHIBIT C

                         OPINION AND CONSENT OF ACTUARY

         On behalf of AIG Life Insurance Company, I hereby consent to the inclusion of the Maximum Initial Surrender Charge per $1,000 of Initial
Specified Face Amount in a Registration Statement of Form S-6 registering Variable Life Insurance Policies.

                              /s/ A. Hasan Qureshi
                              ---------------------------
                              A. Hasan Qureshi, FIA, MAAA

Dated:  April 30, 1999